                                                                  EXHIBIT 10.7

CLIFFORD                                                         CONFORMED COPY

CHANCE

PUNDER





                           MESSER GRIESHEIM HOLDING AG
                                   AS ASSIGNOR

                                       AND


                              THE BANK OF NEW YORK
                                   AS TRUSTEE


   ---------------------------------------------------------------------------

                              ASSIGNMENT AGREEMENT
                              (SICHERUNGSABTRETUNG)

   ---------------------------------------------------------------------------






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    CONTENTS


CLAUSE                                                                  PAGE


1.       Interpretation....................................................3

2.       High Yield Subordination Agreement................................4

3.       Secured Obligations...............................................4

4.       Assignment........................................................4

5.       Collection of Receivables.........................................5

6.       Right to Realisation..............................................5

7.       Release (SICHERHEITENFREIGABE)....................................6

8.       Further Information...............................................6

9.       Bookkeeping and Data-Processing...................................6

10.      Undertakings......................................................6

11.      Representations and Warranties....................................6

12.      Notices and Their Language........................................7

13.      Partial Invalidity, Waiver........................................7

14.      Applicable Law, Jurisdiction......................................8

15.      Amendment, Waiver.................................................8

16.      Costs and Expenses................................................8


THIS ASSIGNMENT AGREEMENT is made the ___  day of May 2001

BETWEEN:

1. MESSER GRIESHEIM HOLDING AG, a stock corporation organised under the laws of the Federal Republic of Germany which is registered in the commercial register (HANDELSREGISTER) of the local court (AMTSGERICHT) of Frankfurt am Main under HRB 42291 (the "ASSIGNOR"); and

2. THE BANK OF NEW YORK, a New York banking corporation, having its office at One Canada Square, London, E14 5AL, United Kingdom, in its capacity as trustee under the High Yield Indenture (as defined below) (the "TRUSTEE").

WHEREAS

(A) Pursuant to a senior multi-currency term and revolving facilities agreement dated 28 April 2001 between, INTER ALIA, Cornelia Verwaltungsgesellschaft mbH, Goldman Sachs International as co-ordinating bank (the "CO-ORDINATING BANK"), Goldman Sachs International, Bayerische Hypo- und Vereinsbank AG, J.P. Morgan plc and The Royal Bank of Scotland plc as joint lead arrangers (the "SENIOR ARRANGERS"), Chase Manhattan International Limited as senior agent (the "SENIOR AGENT") and as security trustee, and certain banks and financial institutions (the "LENDERS") and others (as amended, varied, novated, supplemented, superseded, increased or extended from time to time the "SENIOR CREDIT AGREEMENT"), the Lenders have agreed to grant certain facilities to those persons who become borrowers under the Senior Credit Agreement (the "SENIOR BORROWERS") and the Senior Borrowers together with those persons who become guarantors under the Senior Credit Agreement (the "SENIOR GUARANTORS") are the "SENIOR OBLIGORS".

(B) Pursuant to a mezzanine facility agreement dated 28 April 2001 between, INTER ALIA, Cornelia Verwaltungsgesellschaft mbH, Goldman Sachs International as co-ordinating bank (the "MEZZANINE CO-ORDINATING BANK"), Goldman Sachs International, Bayerische Hypo- und Vereinsbank AG and The Royal Bank of Scotland plc as mezzanine joint lead arrangers (the "MEZZANINE ARRANGERS"), HypoVereinsbank Luxembourg Societe Anonyme as mezzanine agent (the "MEZZANINE AGENT") and Chase Manhattan International Limited as security trustee and certain banks and financial institutions (the "MEZZANINE LENDERS") and others (as amended, varied, novated, supplemented, superseded, increased or extended from time to time, the "MEZZANINE FACILITY AGREEMENT"), the Mezzanine Lenders have agreed to grant certain facilities to those persons who become borrowers under the Mezzanine Facility Agreement (the "MEZZANINE BORROWERS") and the Mezzanine Borrowers together with those persons who become guarantors under the Mezzanine Facility Agreement (the "MEZZANINE GUARANTORS") are the "MEZZANINE OBLIGORS".

(C) The claims of, INTER ALIA, the Lenders under the Finance Documents (as defined in the Senior Credit Agreement) and of, INTER ALIA, the Mezzanine Lenders under the Mezzanine Finance Documents (as defined in the Senior Credit Agreement) are regulated and/or subordinated pursuant to the terms of an intercreditor deed dated 28 April 2001
         (the "INTERCREDITOR DEED").

(D) The Assignor may issue notes pursuant to the terms of an indenture (the "INDENTURE") dated as of May 16, 2001 made between it and the Trustee (the "HIGH YIELD NOTES") the net proceeds of which are lent to Messer Griesheim GmbH as borrower (the "BORROWER") pursuant to a High Yield Proceeds Loan Agreement (as defined in the Senior Credit Agreement) between the Assignor as lender and the Borrower in order to allow the Borrower to prepay in full the Mezzanine Outstandings (as defined in the Senior Credit Agreement) and EUR 60,000,000 principal amount of the Term A Facility and EUR 55,000,000 principal amount of the Term C Euro Facility (each as defined in the Senior Credit Agreement). Pursuant to a High Yield Subordination Agreement (as defined in the Senior Credit Agreement) any payment claims of the Assignor against the Borrower in relation to the High Yield Proceeds Loan Agreement are subordinated to the claims of the Finance Parties (as defined in the Senior Credit Agreement) under, pursuant to or otherwise in connection with any of the Finance Documents (as defined in the Senior Credit Agreement).

(E) The Assignor has granted or will grant a first-ranking pledge over its shares in Messer Griesheim GmbH as security for the Finance Parties' (as defined in the Senior Credit Agreement) respective claims under the Finance Documents (as defined in the Senior Credit Agreement) or any refinancing thereof (as amended, novated, supplemented, superseded or extended from time to time the "SHARE PLEDGE").

(F) The Assignor has agreed to assign certain Receivables (as defined below) to the Trustee as security for the Secured Parties' (as defined below) respective claims against the Assignor under the High Yield Documents (as defined below).

(G) The Security created by or pursuant to this Agreement is to be held and administered by the Trustee for and on behalf of the Secured Parties pursuant to the Indenture.

NOW IT IS HEREBY AGREED as follows:


1.       INTERPRETATION

1.1      In this Agreement:

         "EXCESS PROCEEDS" means the part of the proceeds arising from an enforcement of the Share Pledge (whether by private sale or otherwise) that, pursuant to the terms of the Share Pledge, is neither applied for discharge of the obligations secured by the Share Pledge nor to be transferred to third parties, but that is to be surrendered to the Assignor.

         "HIGH YIELD DOCUMENTS" means the Indenture, the High Yield Notes, any indentures and registration rights agreement relating to the High Yield Notes, any permitted guarantees provided in connection therewith, any Permitted High Yield Security, any future paid-in-kind notes contemplated by such indentures and registration rights agreement and any fee letters, indemnity letters, purchase agreements, refinancing and engagement letter relating to the High Yield Notes and all other documents relating to the issue of the High Yield Notes.

         "HIGH YIELD PAYMENT DEFAULT" means a payment default under the High Yield Notes, relating to principal, interest or premium, which is continuing.

         "RECEIVABLES" means:

         (a) the right of the Assignor to receive in the event of an enforcement of the Share Pledge (whether by private sale or otherwise) the Excess Proceeds pursuant to the terms of the Share Pledge (the "EXCESS SHARE PLEDGE RECEIVABLES"); and

         (b) all payment claims due to the Assignor under the High Yield Proceeds Loan Agreement (the "HIGH YIELD LOAN RECEIVABLES"). For the avoidance of doubt, the High Yield Loan Receivables are restricted to payment claims and do not include any other rights arising under or in relation to the High Yield Proceeds Loan Agreement (such as rights to termination or acceleration).

         "SECURED PARTIES" means the Trustee and the Holders (as defined in the Indenture).

         "SENIOR DISCHARGE DATE" means the date on which all liabilities and obligations due or incurred to any of the Senior Beneficiaries (as defined in the Intercreditor Deed) under the Senior Documents (as defined in the Intercreditor Deed) have been fully paid and discharged to the satisfaction of the Senior Agent (acting reasonably), whether or not as a result of an enforcement.

1.2 Terms used but not otherwise defined herein shall have the meanings described thereto in the Senior Credit Agreement.

1.3 This Agreement is made in the English language only. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail.


2.       HIGH YIELD SUBORDINATION AGREEMENT

         The Trustee acknowledges and agrees that all rights and obligations arising under or in relation to this Agreement in relation to the High Yield Loan Receivables are subject to the terms of the High Yield Subordination Agreement and agrees to such terms.


3.       SECURED OBLIGATIONS

         The assignment hereunder (the "ASSIGNMENT") is constituted in order to secure the prompt and complete satisfaction of any and all obligations (present and future, actual and contingent) which are (or are expressed to be) or become owing by the Assignor to the Secured Parties or any of them under the High Yield Documents (the "SECURED OBLIGATIONS").


4.       ASSIGNMENT

4.1 The Assignor hereby assigns to the Trustee for the benefit of the Secured Parties the Receivables.

4.2      The Trustee hereby accepts the assignment of the Receivables.

4.3 The existing Receivables shall pass over to the Trustee on execution of this Agreement and any future Receivables shall pass over to the Trustee at the date such Receivables arise.


5.       COLLECTION OF RECEIVABLES

5.1 At all times prior to the occurrence of a High Yield Payment Default and provided none of the Secured Obligations has become due and payable and are unpaid the Trustee authorises the Assignor to collect the Excess Share Pledge Receivables. The Assignor shall in doing so act with the care of an orderly acting merchant (SORGFALT EINES ORDENTLICHEN KAUFMANNS).

5.2 At all times prior to the occurrence of a High Yield Payment Default and provided none of the Secured Obligations has become due and payable and are unpaid the Trustee authorises the Assignor to collect the High Yield Loan Receivables. The Assignor shall in doing so act with the care of an orderly acting merchant (SORGFALT EINES ORDENTLICHEN KAUFMANNS) and subject to the terms of the High Yield Subordination Agreement and the High Yield Proceeds Loan Agreement.


6.       RIGHT TO REALISATION

6.1 At any time after the occurrence of a High Yield Payment Default, and if at any time any of the Secured Obligations has become due and payable and are unpaid, the Trustee shall be entitled to arrange for the collection of the Excess Share Pledge Receivables for and on behalf of the Secured Parties. The Trustee may request the Assignor to collect the Excess Share Pledge Receivables for and on behalf of the Secured Parties and the Assignor shall promptly comply with such request.

6.2 At any time after the occurrence of a High Yield Payment Default, but prior to the Senior Discharge Date, and if at any time any of the Secured Obligations has become due and payable and are unpaid, the Trustee shall be entitled to request that the Assignor collects the High Yield Loan Receivables on behalf of the Trustee with payment directly to the Trustee. At any time after the occurrence of a High Yield Payment Default and if (in addition) the Senior Discharge Date has occurred and at any time any of the Secured Obligations has become due and payable and are unpaid, the Trustee shall be entitled to arrange for the collection of the High Yield Loan Receivables for and on behalf of the Secured Parties. Any right of realisation and any right of collection arising under or in connection with this Agreement is subject to the terms of the High Yield Proceeds Loan Agreement and the High Yield Subordination Agreement.

6.3 Furthermore, the Trustee may request that all documents relating to any of the Receivables be handed over to it and the Assignor hereby agrees to comply with any such request.

6.4 The Trustee shall realise his rights established under this Clause 6 to the extent necessary to satisfy any outstanding Secured Obligations.

7.       RELEASE (SICHERHEITENFREIGABE)

         Upon complete and irrevocable satisfaction of the Secured Obligations as confirmed in an opinion of counsel delivered to the Trustee, the Trustee shall as soon as reasonably practical at the cost, expense and request of the Assignor reassign to the Assignor, which shall accept such re-assignment, the Receivables and all other rights and claims assigned to it under this Agreement and surrender the excess proceeds, if any, resulting from any realisation thereof. The Trustee will, however, transfer any Receivables to a third person if so required by law as confirmed in an opinion of counsel delivered to the Trustee.

8.       FURTHER INFORMATION

         The Assignor undertakes to provide the Trustee promptly at its request with all information and documents which are necessary for perfecting and/or enforcing the security created hereby; and such other information and documents which the Trustee shall request, promptly upon receiving such request, in respect of such perfection and enforcement, it being understood, however, that the Trustee has no duty to perfect the security created hereby.


9.       BOOKKEEPING AND DATA-PROCESSING

         If proof or documents which are necessary to identify the Receivables have been handed over by the Assignor to a third party (in particular a bookkeeping firm or a tax consultant) the Assignor hereby assigns to the Trustee, who accepts such assignment, its right to demand from such third party the return of the proof and documents. Upon the occurrence of a High Yield Payment Default, the Assignor hereby undertakes to instruct the third party to provide the Trustee upon its demand acting reasonably with such information and documents which are necessary to perfect and/or enforce the security created hereby.


10.      UNDERTAKINGS

         The Assignor undertakes to inform the Trustee promptly of any attachments (PFANDUNG) in respect of the Receivables or any part thereof or any other measures which, in each case, may materially impair or jeopardise the Trustee's and/or the Secured Parties' rights relating thereto. In the event of any such attachment, the Assignor undertakes to forward to the Trustee without undue delay a copy of the attachment order (PFANDUNGSBESCHLU(BETA)), the garnishee order (UBERWEISUNGSBESCHLU(BETA)) and all other documents necessary for a defence against the attachment. The Assignor shall inform the attaching creditor immediately of the Trustee's security interests.


11.      REPRESENTATIONS AND WARRANTIES

11.1 The Assignor hereby represents and warrants to the Trustee that, except as permitted under the High Yield Documents, it is fully entitled to the assigned Receivables which are unencumbered and that the assignment of the Receivables is not subject to the consent of any third party and provided that the Assignor undertakes not to agree to such consent requirements unless permitted under any of the High Yield Documents.

11.2 The Assignor hereby represents and warrants to the Trustee that this Agreement constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, and that the assignment constituted hereunder creates a valid, perfected and first ranking security interest in the Receivables in favour of the Trustee without any action being required on the part of the Trustee.


12.      NOTICES AND THEIR LANGUAGE

12.1 Any notice or other communication under or in connection with this Assignment Agreement shall be in writing and shall be delivered personally, or sent by first class mail or fax to the following addresses:

         for the Assignor:         MESSER GRIESHEIM HOLDING AG
                                   Address:   Frankfurt Airport Center 1, C9
                                              D-60547 Frankfurt am Main
                                              Germany

                                   Fax:       +49 69 508 205
                                   Attention: Vorstand

         Copy to:                  MESSER GRIESHEIM GMBH
                                   Corporate Office
                                   Frankfurt Airport Center 1, C9
                                   D-60547 Frankfurt
                                   Germany


         for the Trustee:          THE BANK OF NEW YORK
                                   Address:   One Canada Square
                                              London E14 5AL
                                              United Kingdom

                                   Fax:       44-20-7964-6399
                                   Attention: Corporate Trust Department

         or to such other address as the recipient may notify or may have notified to the other party in writing by no less than five business days' notice.

12.2 Unless otherwise provided herein, any notice or other communication under or in connection with this Assignment Agreement shall be in the English language or, if in any other language, accompanied by a certified translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail, except that where a German translation of a German legal term appears in such text, the German translation shall apply, and, further, except for any constitutional, statutory or official document.


13.      PARTIAL INVALIDITY, WAIVER

13.1 If at any time, one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid or unenforceable provision shall be deemed replaced by such valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision.

13.2 No failure to exercise, nor any delay in exercising, on the part of the Trustee, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.


14.      APPLICABLE LAW, JURISDICTION

14.1 This Assignment Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

14.2 The place of jurisdiction for any and all disputes arising under or in connection with this agreement shall be the district court (LANDGERICHT) of Frankfurt am Main. The Trustee, however, shall also be entitled to take legal action against the Assignor before any other court of competent jurisdiction. Further, the taking of proceedings against the Assignor in any one or more jurisdictions shall not preclude the taking of proceedings against the Assignor in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.


15.      AMENDMENT, WAIVER

15.1 This Agreement may be amended, modified or waived only in writing in an agreement signed by the Trustee. This also applies to this Clause 15.1.

15.2 This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.


16.      COSTS AND EXPENSES

         All costs, expenses and taxes in connection with creation, administration and enforcement of the security interests granted hereby shall be borne by the Assignor.





THIS ASSIGNMENT AGREEMENT has been entered into on the date stated at the beginning by:

MESSER GRIESHEIM HOLDING AG

ON BEHALF OF ALL MEMBERS OF THE MANAGEMENT BOARD PURSUANT TO A RESOLUTION UNDER
SECTION 78 IV 1 AKTG DATED MAY 11, 2001



By:      /s/ DR. KLAUS-JURGEN SCHMIEDER
         Name:  Dr. Klaus-Jurgen Schmieder
         Title: Member of the Management Board



THE BANK OF NEW YORK
not in its individual capacity but solely as Trustee


By:      /s/ SUNJEEVE PATEL

         Name:  Sunjeeve Patel
         Title:  Authorized Signatory



The foregoing assignments and other terms of this Assignment Agreement (SICHERUNGSABTRETUNG) are hereby acknowledged and agreed as of the date stated at the beginning by:

Messer Griesheim GmbH

By:      /s/

         Name:
         Title:


By:      /s/ S MESSER

         Name:
         Title: